SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.

                                    FORM 8-K

                                 CURRENT REPORT


                      Pursuant to Section 13 of 15(d) of the
                         Securities Exchange Act of 1934


                                 August 3, 2005
                 ------------------------------------------------
                 Date of Report (date of earliest event reported)


                         Odyssey Marine Exploration, Inc.
               ----------------------------------------------------
               Exact name of Registrant as Specified in its Charter


          Nevada                   1-31895                84-1018684
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State or Other Jurisdiction    Commission File   IRS Employer Identification
     of Incorporation              Number                  Number


                  5215 West Laurel Street, Tampa, Florida  33069
           ----------------------------------------------------------
           Address of Principal Executive Offices, Including Zip Code


                                (813) 876-1776
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               Registrant's Telephone Number, Including Area Code


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))










ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On August 3, 2005, our Board of Directors approved and adopted our 2005 Stock Incentive Plan. This plan will be submitted to our shareholders at the next annual shareholders meeting. The purpose of the plan is to promote our growth and prosperity by providing eligible recipients with an additional incentive to contribute to our success, by assisting us in attracting and retaining the best available personnel for positions of substantial responsibility and by increasing the identity of interests in eligible recipients with those of our shareholders. The plan provides for the grant of incentive stock options, non-qualified stock options, restricted stock awards, restricted stock units and stock appreciation rights to aid us in obtaining these goals.

     We have reserved 2,500,000 of our authorized but unissued shares of common stock for issuance under the plan and not more than 500,000 of these shares may be used for restricted stock awards and restricted stock units.

     This plan will be administered by our compensation committee which is comprised entirely of outside directors who are "independent" as that term is defined in the rules of the American Stock Exchange.

     Any incentive option and any non-qualified option granted under the plan must provide for an exercise price of not less than the fair market value of the underlying shares on the date of grant, but the exercise price of any incentive option granted to an eligible employee owning more than 10% of our outstanding common stock must not be less than 110% of fair market value on the date of the grant.

     For further information regarding the plan please see the attached
Exhibit 10.14

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

     The following exhibits are deemed to be filed under the Securities Exchange Act of 1934, as amended:

     (c)  EXHIBITS

          Exhibit 10.14   2005 Equity Incentive Plan


















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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                   ODYSSEY MARINE EXPLORATION, INC.



Dated: August 9, 2005              By:/s/ Michael J. Holmes
                                      Michael J. Holmes, Chief Financial
                                      Officer














































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